Exhibit 10.19

***    Confidential portions of this document have been redacted and separately filed with the Commission.

LICENSE AGREEMENT

This License Agreement (“License Agreement”), dated and effective August 24, 2001 (“Effective Date”), by and between:

Harman International Industries, Inc. (“HIII”) a Delaware corporation having its headquarters at 8500 Balboa Blvd., Northridge, CA 91329, U.S.A.

and

American Technology Corporation (“ATC”), a Delaware corporation, having its principal place of business at 13114 Evening Creek Drive South, San Diego, California 92128

(collectively “Parties” or individually “Party”).

In consideration of the promises and covenants set forth in this License Agreement, the Parties agree as follows:

1.    Background of License Agreement.

1.1.    Harman is engaged in the design and manufacture of multimedia and audio systems and components including transducers, loud speakers, and loud speaker systems.

1.2. ATC is a research, development and engineering company whose mission is to design, build and market, inter alia, single sided planar magnetic transducers.

1.3. The Parties desire to enter into this License Agreement to allow Harman access to ATC’s planar magnetic transducer technology, patent applications and resulting patents so that Harman can modify, make, have made, use, sell, offer for sale and/or import/export Harman Licensed Products.

2.    Definitions.

As used in this License Agreement, the following terms shall have the meanings set forth below:

2.1 “Affiliate” shall mean: (i) any corporation or other entity that Harman owns, directly or indirectly, at least 50% of the voting shares; and/or (ii) any corporation or other entity where Harman owns, directly or indirectly, at least 50% of the equity.

2.2 “ATC Licensed Patents” shall mean the ATC Licensed Patent Applications identified in Schedule A and all enabling related patents, as well as all divisions, continuations, continuations-in-part, reissues, reexaminations or extensions developed,

***    Confidential portions of this document have been redacted and separately filed with the Commission.

owned or licensed by ATC that relate to planar magnetic transducers, and any patents or pending patent applications obtained or applied for in relation to Improvements. ATC shall bear the expense of filing for and prosecuting patent applications in the United States and in other countries as it elects to file for patent protection that are listed in Schedule A, and for the payment of any maintenance fees or annuities on any ATC Licensed Patent that has issued and is listed on Schedule A. [***]

2.3    “Automotive Field of Use” shall mean Licensed Products sold in the automotive field including original equipment manufacturers and after-market sales that are sold under Harman brand names or under no brand name.

2.4    “Harman” shall mean HIII and its Affiliates.

2.5    “Harman Licensed Products” shall mean Harman’s products described as single ended, planar magnetic transducers incorporating, or encompassed by at least one Valid Claim.

2.6    “ATC Licensed Technology” shall mean ATC’s Single-ended planar magnetic transducer loudspeaker technology, developed by Graebener and/or ATC, employing high-energy magnets in a single-ended driver configuration.

2.7    “Separately Acquired Intellectual Property” shall mean intellectual property acquired by Harman encompassing planar magnetic transducer technology.

2.8    “Royalty” shall mean the royalty payable by Harman to ATC as provided in Article 4 for the rights granted under this License Agreement pursuant to Section 3.2.

2.9    “Royalty Expiration Date” means the date where ATC no longer has a Valid Claim in any of the ATC Licensed Patents covering any Harman Licensed Product.

2.10    “Unit Royalty Payment” means the amount of Royalty for each Harman Licensed Product shipped by Harman to a third party.

2.11    “Valid Claim” shall mean at least one patent claim of a filed, issued, or unexpired ATC Licensed Patent reading on a Harman Product that has not been: (a) held invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction, and the decision is not appealable or was not appealed within the required time; or (b) admitted in writing to be invalid or unenforceable by the patent owner.

3.0    Ownership, License Grant, License Grant for Improvements, and Engineering

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3.1    ATC Licensed Technology. ATC retains all right, title and interest in and to the ATC Licensed Patents, including the technology described and claimed in the patent and pending applications listed in Schedule A. No transfer of ownership rights in and to the ATC Licensed Patents is made or effected by this License Agreement.

3.2    License Grant to ATC Licensed Technology. ATC grants to Harman a royalty bearing, worldwide, non-exclusive right and license, within the Automotive Field of Use, without the right to sublicense, in and to the ATC Licensed Patents and Technology to make, have made (ATC shall not unreasonably withhold authorization for Harman to have Licensed Products made by a third party), use, sell, lease, otherwise distribute, demonstrate, dispose of, offer for sale and/or import/export Harman Licensed Products. ATC shall furnish to Harman all information and documents in its possession relating to the ATC Licensed Patents and Technology and the commercialization and exploitation of the ATC Licensed Patents and Technology that are necessary to enable Harman to make, have made, use, sell, lease, otherwise distribute, demonstrate, dispose of, offer for sale and/or import/export Harman Licensed Products and otherwise fully exploit the rights granted by ATC.

3.3    Jointly Developed Improvements. [***]

3.4    Harman shall mark its Harman Licensed Products or accompanying product literature with “Patent Pending” and/or the relevant U.S. Patent Number, as practical, when any U.S. patent application on the ATC Licensed Patent issues.

3.5    [***]

3.6    Harman and ATC shall enter into a separate Engineering Services Agreement (Schedule B) pursuant to which Harman shall pay to ATC $10,000 per month and ATC shall provide Harman with certain engineering services and submit a detailed, written monthly report of man hours worked and tasks completed pursuant to Harman’s direction. Any improvement to planar magnetic technology developed by or for Harman during the period of the Engineering Services Agreement shall be subject to [***].

4.0    Payments by Harman to ATC.

4.1    Royalty. In consideration of the rights granted by ATC to Harman pursuant to Section 3.2 under this License Agreement, Harman shall pay the following amounts to ATC.

4.2    Upon signing of this License Agreement, Harman shall pay to ATC [***].

***    Confidential portions of this document have been redacted and separately filed with the Commission.

4.3    Within five days after both Parties have signed this License Agreement, Harman shall pay to ATC [***] that shall be considered prepaid Royalties for the first [***] of the Harman Licensed Product that is shipped, less any returns due to warranty issues.

4.4    Within thirty (30) days of the issuance of a freedom to practice opinion by Harman’s Intellectual Property Counsel covering the essential commercial embodiment of the planar magnetic transducer design to be sold by Harman to its customers, Harman shall pay to ATC [***] as prepaid Royalties covering the next [***] of Harman Licensed Products [***] that is shipped, less any returns due to warranty issues.

4.5    Within thirty (30) days of the execution by Harman of an initial sample warrant occurring after completion of a pre-production approval process pursuant to QS9000 procedures for a commercial embodiment of the planar magnet transducer design of the Harman Licensed Product intended to be supplied to a customer of Harman, but no later than October 31, 2003, Harman shall pay to ATC [***] as a prepaid Royalty covering the next [***] units of Harman Licensed Products [***] that are shipped, less any returns due to warranty issues.

4.6.    After Harman has shipped [***] units of the Harman Licensed Product, Harman shall pay to ATC a running Unit Royalty Payment rate of [***] per unit of Harman Licensed Product. [***]

4.7    [***]

4.8    [***]

4.9    Royalty Payments. [***]. ATC reserves the right to charge interest on Royalty amounts not timely paid, shall be subject to an annualized interest rate based on the London Inter Bank Offered Rate plus [***] basis points during the period of delinquency.

4.10    Royalty Statement. Concurrently with payment of the Royalty, Harman shall deliver to ATC a Royalty calculation statement. The Royalty statement shall be limited to the quantities of the Harman Licensed Product shipped and the amount due.

4.11    Right to Audit. During the term of this License Agreement and for two (2) years thereafter, Harman shall maintain books and records sufficient to determine the Royalty payments due under this License Agreement. At the request of ATC, and no more than once during any calendar year, ATC may request Harman’s independent public accounting firm who regularly audits Harman’s books and records to furnish ATC with an auditor’s certificate as to the accuracy of the Royalty payments made under this License Agreement. At the request of ATC, Harman will allow an independent public accounting firm selected by ATC, during regular business hours and in accordance with procedural guidelines established by Harman, to verify the accuracy of the Royalty payments stated by Harman’s independent public accountants for verification. Harman or ATC, as applicable, shall promptly remit to the other party, the amount of any

***    Confidential portions of this document have been redacted and separately filed with the Commission.

discrepancy discovered by such audit. Should the amount owed by Harman to ATC with respect to the period verified as a result of such error or discrepancy exceed [***] of the amount paid by Harman to ATC with respect to such period, then Harman shall pay for the cost of the audit.

4.12    Harman shall be solely responsible for all taxes required to be paid by it in connection with the sale of Harman Licensed Products.

5.0    [***]

5.1    [***]

5.2    [***]

6.0    Warranties by ATC.

6.1    ATC REPRESENTS AND WARRANTS THAT THE ATC LICENSED PATENT APPLICATIONS AND RESULTING PATENTS UNDER THIS LICENSE AGREEMENT, HAVE BEEN DEVELOPED BY, LICENSED BY OR ASSIGNED TO, OR OTHERWISE OWNED BY ATC AND MAY BE APPLICABLE TO THE HARMAN LICENSED PRODUCTS.

6.2    ATC REPRESENTS AND WARRANTS THAT IT HAS OBTAINED THE NECESSARY ASSIGNMENTS, LICENSES, AND PERMISSIONS TO GRANT THE LICENSED RIGHTS TO HARMAN FOR ACCESS TO THE ATC LICENSED PATENTS.

6.3    ATC SHALL (1) PROSECUTE VIGOROUSLY ALL PATENT APPLICATIONS LISTED IN SCHEDULE A, (2) KEEP SCHEDULE A UPDATED AND (3) KEEP HARMAN INFORMED OF ANY ACTION BY PATENT ISSUING AUTHORITIES ON SUCH APPLICATIONS OR RESULTANT PATENTS.

6.4    ATC REPRESENTS AND WARRANTS TO HARMAN THAT ATC HAS THE FULL RIGHT, POWER AND AUTHORITY TO ENTER INTO AND PERFORM ITS OBLIGATIONS SET FORTH IN THIS LICENSE AGREEMENT. ATC FURTHER REPRESENTS AND WARRANTS THAT AT NO TIME HAS IT FILED, OR CAUSED TO BE FILED, ANY PATENT APPLICATION IN ITS NAME OR IN THE NAME OF OTHERS RELATING TO THE ATC LICENSED PATENTS, EXCEPT AS LISTED IN SCHEDULE A TO THIS LICENSE AGREEMENT.

6.5    EXCEPT AS OTHERWISE SET FORTH ABOVE, THERE ARE NO OTHER WARRANTIES PROVIDED BY ATC, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTIBILITY OR FITNESS OF USE FOR A PARTICULAR PURPOSE.

***    Confidential portions of this document have been redacted and separately filed with the Commission.

7.0    Warranties by Harman.

7.1    HARMAN REPRESENTS AND WARRANTS TO ATC THAT HARMAN HAS THE FULL RIGHT, POWER AND AUTHORITY TO ENTER INTO AND PERFORM THIS LICENSE AGREEMENT.

8.0    Additional Limitations of Liability of the Parties.

8.1    UNDER NO CIRCUMSTANCES WILL HARMAN, ITS AFFILIATES OR CUSTOMERS, BE LIABLE TO ATC FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF ATC, ITS AFFILIATES OR SUPPLIERS, EVEN IF IT HAS PREVIOUSLY BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILTY IN TORT OR OTHERWISE. IN NO EVENT SHALL THE AGGREGATE LIABILITY OF HARMAN, OR ITS CUSTOMERS EXCEED THE MAXIMUM ROYALTY AMOUNT ACTUALLY PAID BY HARMAN TO ATC PURSUANT TO THIS LICENSE AGREEMENT. DESPITE THIS EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY, ONLY WHEN, AND ONLY TO THE EXTENT THAT, APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.

8.2    UNDER NO CIRCUMSTANCES WILL ATC BE LIABLE FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, PUNITIVE OR INCIDENTAL DAMAGES OR LOST PROFITS, WHETHER FORESEEABLE OR UNFORESEEABLE, BASED ON CLAIMS OF HARMAN, OR ITS CUSTOMERS (INCLUDING, BUT NOT LIMITED TO, CLAIMS FOR LOSS OF DATA, GOODWILL, USE OF MONEY OR USE OF THE ATC LICENSED PATENTS, STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS), EVEN IF IT HAS PREVIOUSLY BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, ARISING OUT OF BREACH OR FAILURE OF EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, MISREPRESENTATION, NEGLIGENCE, STRICT LIABILITY IN TORT OR OTHERWISE. IN NO EVENT SHALL THE AGGREGATE LIABILITY THAT ATC, ITS AFFILIATES OR SUPPLIERS MAY INCUR IN ANY ACTION OR PROCEEDING, EXCEED THE TOTAL AMOUNT OF ROYALTIES ACTUALLY PAID TO ATC BY HARMAN. DESPITE THIS EXCLUSION AND LIMITATION, THIS SECTION WILL NOT APPLY, ONLY WHEN, AND ONLY TO THE EXTENT THAT, APPLICABLE LAW SPECIFICALLY REQUIRES LIABILITY.

9.0    Term and Termination.

9.1    This License Agreement shall continue in full force and effect until terminated by either Party as permitted in this License Agreement; provided that no obligation of Harman under the provisions of Article 3 shall terminate.

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9.2    Termination of part of this License Agreement shall not excuse Harman from its obligation to make Royalty payments pursuant to the surviving part of this License Agreement. Survival of this License Agreement in part shall not deprive either Party of the right to enforce its rights against the other Party under the surviving part of the License Agreement.

9.3    Harman may terminate this License Agreement at its convenience at any time upon providing ATC with at least thirty (30) days advance written notice of such termination.

9.4    Either Party may terminate this License Agreement for any material breach of this License Agreement by the other Party that is not cured within sixty (60) days after the breaching Party received written notice of such breach.

9.5    Upon the termination of this License Agreement in its entirety, all licenses and rights granted by ATC to Harman shall terminate. Promptly following such termination, Harman shall return to ATC or destroy all tangible or retrievable materials containing or constituting confidential information, and any other materials received from ATC in connection with this License Agreement; provided that, if this License Agreement terminates for any reason other than the default of Harman, Harman shall have the right to continue to support its existing customers and shall be entitled to retain such documentation pertaining to the ATC Licensed Patents as it may reasonably require to provide such support.

9.6    Notwithstanding termination of this License Agreement, Harman shall have the right to sell, offer for sale and/or otherwise dispose of Harman Licensed Products manufactured prior to the effective date of termination. Termination of this License Agreement shall not release Harman from its obligation to make Royalty payments to ATC with respect to Royalties that accrued prior to such termination. It is understood, however, that all obligations of Harman to pay Royalties shall end on the Royalty Expiration Date.

9.7    Harman or its representatives may, upon prior written notice to ATC, inspect any agreements or business records of ATC that pertain to or otherwise may potentially concern the rights granted to Harman under License Agreement, during normal working hours, to verify ATC’s compliance with this License Agreement. While conducting these inspections, Harman and its representatives will be entitled to copy any item that ATC may possess in violation of this License Agreement. All information obtained by Harman or its representatives for this purpose shall be held by Harman and its representatives in confidence and may not be disclosed by them to any person, or used for any purpose other than as described in this Section 9.7.

10.0    Infringement by Third Parties.

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10.1    Each Party shall notify the other Party in writing of suspected or known infringement(s), or any misappropriation(s) of the other Party’s intellectual property and shall inform the other Party of any evidence of such infringement(s) or misappropriation(s).

10.2    ATC shall be wholly entitled to recovery of damages from third parties resulting from any lawsuit brought by ATC to enforce the ATC Licensed Patents.

10.3    Should ATC decide to not pursue a third party for infringement under the ATC Licensed Patents or the Improvement Patents, Harman shall be entitled to pursue such third party and Harman shall be wholly entitled to recovery of damages from any third parties resulting from any lawsuit brought by Harman to enforce ATC’s Licensed Patents or Improvement Patents. Otherwise, the percentage of recovery shall be based on the percentage of contribution to the expenses paid for pursuit of such infringement.

11.0    Confidentiality.

11.1    Notwithstanding the termination of this License Agreement, ATC and Harman shall keep in confidence and prevent the use of, or disclosure to any person or persons (excluding consultants, independent contractors or agents outside their respective organizations who have agreed to the confidentiality obligations of this License Agreement), and to any unauthorized person or persons, all data or information or technology marked “Confidential” and exchanged between both Parties. The disclosing Party shall identify and reduce to writing any visual or oral disclosure of such confidential information and provide such writing to the other Party within thirty (30) days of such disclosure, along with an appropriate stamp or legend clearly indicating that the information is of a confidential nature, and such data shall be treated in confidence by the receiving party.

11.2    Notwithstanding Section 11.1, confidential information shall not include information that:

i.	is or becomes available to the public without breach of this License Agreement;

ii.	is known to the receiving party at the time of the disclosure;

iii.	is disclosed by a third party, who, to the reasonable knowledge of the receiving party, is without any restrictions on confidentiality;

iv.	is independently developed by the receiving party;

v.	becomes known to the receiving party from a source other than the disclosing party without breach of this License Agreement; or

vi.	is required by law.

11.3    Neither Harman nor ATC shall be liable for inadvertent, accidental or mistaken use or disclosure of information obtained under this License Agreement so long as it has

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undertaken to preserve the confidentiality of the information and in no event less than the precautions it takes to safeguard its own confidential information.

11.4    Each Party understands that the other Party may currently or in the future be developing information internally, or receiving information from third parties that may be similar to disclosed confidential information under this License Agreement. Accordingly, nothing in this License Agreement will be construed as a representation or inference by either Party that it will not develop products, or have products developed for it, or enter into joint ventures, alliances, licensing or other business arrangements that without violation of this License Agreement compete with products or systems embodying confidential information under this License Agreement.

11.5    ATC shall issue a press release announcing the execution of this License Agreement with Harman’s consent as to wording. Harman’s consent shall not be unreasonably withheld and all future press announcements concerning the Agreement must be approved in advance by both parties.

12.0    Export Restrictions

12.1    The Parties acknowledge that the Harman Licensed Products may be subject to export controls under the U.S. Export Administration Regulations. ATC and Harman shall (1) comply strictly with all legal requirements established under these regulations, (2) cooperate fully with the each other in any official or unofficial audit or inspection that relates to these controls and (3) not export, re-export, divert, transfer or disclose, directly or indirectly, any Harman Licensed Products to any of the following countries or to any national or resident of these countries, unless the other Party has obtained prior written authorization of the Party and the United States Commerce Department: Cuba, Iran, Iraq, Libya, North Korea, Sudan or Syria. Upon notice by the U.S. Government, this list of countries can be modified to conform to changes in the United States Export Administration Regulations.

13.0    Compliance with Laws

13.1    Local Compliance. Each Party will, at its own expense, obtain and maintain the governmental authorizations, registrations and filings that may be required under any local laws to execute or perform its obligations under this License Agreement. Each Party will otherwise comply with all laws, regulations and other legal requirements that apply to this License Agreement, including tax and foreign exchange legislation. Each Party will promptly notify the other Party of any change in these laws, regulations or other legal requirements that may affect the other Party’s performance under this License Agreement.

14.0    General Provisions.

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14.1    Assignment.    This License Agreement shall be binding upon any successor to ATC in ownership or control of the ATC Licensed Patents, and the obligations of ATC regarding this License Agreement, and all rights of the successor to ATC’s rights shall be interpreted under this License Agreement. For the purposes of this License Agreement, a merger, reorganization, or sale of substantially all of ATC’s assets shall be deemed as an assignment.

14.2    Notice.    Any notice, approval or other communication required or permitted under this License Agreement will be given in the English language and will be sent in writing by overnight mail, facsimile, courier or registered mail with postage prepaid, to the address specified below or to any other address that may be designated by either Party by prior notice. Any notice or other communication delivered by overnight mail or facsimile will be deemed to have been received the first business day after it is sent. Any notice or other communication sent by courier will be deemed to have been received on the third business day after its date of posting. Any notice or other communication sent by registered mail will be deemed to have been received on the 7th business day after its date of posting.

Harman International Industries, Inc.	American Technology Corporation
8500 Balboa Blvd.	13114 Evening Creek Drive, S.
Northridge, CA 91329	San Diego, CA 92128
U.S.A.	U.S.A.
Telephone: (818) 895-3433	Telephone: (858) 679-2114
Attention: [***]	Attention: [***]

With a copy to:

[***]	[***]
Harman/Becker Automotive Systems	American Technology Corporation
39001 West 12 Mile Road	239 Parfitt Way, S.W., Suite 1-1B
Farmington Hills, MI 48331	Bainbridge Island, WA 98110
Telephone: (248) 994-2100	Telephone: (206) 780-3200

14.3    GOVERNING LAW.    THIS LICENSE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK, EXCLUDING ITS CONFLICT OF LAW PRINCIPLES. HARMAN AND ATC AGREE TO EXCLUDE THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS UNDER THIS LICENSE AGREEMENT AND ANY TRANSACTION BETWEEN THE PARTIES THAT MAY BE IMPLEMENTED IN CONNECTION WITH THIS LICENSE AGREEMENT. THE PARTIES AGREE THAT THE SUBJECT MATTER AND PERSONAL JURISDICTION ARE PROPER IN THE COURTS LOCATED IN U.S. DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK.

***    Confidential portions of this document have been redacted and separately filed with the Commission.

14.4    Illegal Provisions.    If any provision of this License Agreement in any way contravenes the laws of any country, state or jurisdiction where this License Agreement is to be performed, that provision shall be deemed to be deleted from this License Agreement and if any provision of this License Agreement shall be declared by a final adjudication to be illegal or contrary to public policy, it shall not affect the validity of any other terms or provisions of this License Agreement.

14.5    Relationship of the Parties.    Each Party is acting as an independent contractor and not as an agent, partner, or joint venturer with the other Party for any purpose. Except as provided in this License Agreement, neither Party shall have any right, power, nor authority to act or to create any obligation, express or implied, on behalf of the other Party. Both Parties agree that no interpretation of any provision of this License Agreement will be construed against the other Party by reason of such other Party’s role in drafting such provision or section.

14.6    Force Majeure.    Neither Party shall be responsible for delays, nor failure of performance resulting from acts beyond the reasonable control of such Party. Such acts shall include, but not be limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, governmental regulations, earthquakes, or other disasters.

14.7    Survival of Certain Provisions.    Articles 6, 7, 8, Sections 9.5, 9.6, 9.7, Articles 11 and 12, and Sections 14.3 and 14.7 of this License Agreement shall survive the termination of this License Agreement.

14.8    Headings.    The titles and headings of the various sections and paragraphs in this License Agreement are intended solely for convenience of reference and are not intended for any other purpose whatsoever, or to explain, modify or place any construction upon any of the provisions of this License Agreement.

14.9    All Amendments in Writing.    No provisions in either Party’s correspondence or other business forms employed by either Party will supersede the terms and conditions of this License Agreement, and no supplement, modification, or amendment of this License Agreement shall be binding, unless executed in writing by a duly authorized representative of each Party to this License Agreement.

14.10    Entire License Agreement.    The Parties have read this License Agreement and agree to be bound by its terms, and further agree that it constitutes the complete and entire License Agreement of the Parties and supersedes any prior agreements, including all previous communications, oral or written, and all other communications between the Parties relating to the License Agreement, rights conveyed in the License Agreement and to the subject matter of the License Agreement. No representations or statements of any kind made by one Party, which are not expressly set forth in this License Agreement, shall be binding on the other Party.

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14.11    Relationship of Parties.    It is agreed that the Agreement does not constitute a partnership, joint venture or agency between the Parties of this License Agreement, nor shall either of the Parties hold itself out as such, contrary to the terms of this License Agreement by advertising or otherwise, nor shall either of the Parties be bound or become liable because of any representation, action or omission of the other.

The Parties have executed two original copies of this License Agreement as follows:

Harman International Industries, Inc	American Technology Corporation
By:	By:
Its:	[***]
Printed Name	President, Acoustic Technology Division

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SCHEDULE A

ATC LICENSED PATENTS AND PATENT APPLICATIONS

PATENT NUMBER	TITLE
U.S. Patent No. 4,803,733
ATC Pending Patent Applications	TITLE
[***]
[***]
[***]
ATC Foreign Counterparts	TITLE
[To Be Listed]

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SCHEDULE B
ENGINEERING SERVICES AGREEMENT
CONSULTING AGREEMENT

This Engineering Services Agreement is made as of August 24, 2001 (“Engineering Services Agreement Effective Date”), between Harman International Industries, Inc., a Delaware corporation, and American Technology Corporation (“ATC”), a Delaware corporation. Harman and ATC agree as follows:

1.	Experience. ATC has unique experience in single ended planar magnetic transducer technology.

2.
Engagement.    Harman engages ATC, and ATC accepts such engagement, to aid, assist and otherwise act as a consultant to Harman in the further development of single ended planar magnetic transducer technology. ATC shall furnish Harman with the full benefit of its knowledge, skill and experience as to all questions and problems that Harman may present to ATC and shall answer, advise, opine and suggest to such questions and problems to the best of its ability. Harman shall from time to time assign to ATC agreed upon specific tasks in planar magnetic transducer technology. ATC shall investigate and experiment as requested or as they shall deem necessary in order to accomplish such tasks. The completion of those tasks pursuant to the agreed upon performance criteria, rather than the amount of hours spent by ATC in providing services to the Harman, shall determine whether ATC is performing adequately under this Agreement. ATC shall submit a written report on the first of each month summarizing the previous month’s activities, hours worked, and progress on the assigned projects. As to the consulting, ATC shall report to and take instructions from [***] until otherwise notified by Harman.

3.
Term.    The term of this Agreement shall commence on the Engineering Services Agreement Effective Date and shall, subject to earlier termination, continue until December 31, 2003 Harman may immediately terminate this Agreement at any time for breach by ATC of any term in this Agreement. Either Party may terminate this Agreement for any reason or for no reason, in each Party’s sole discretion, upon at least thirty (30) days prior written notice to the other Party. Neither Party shall have any obligation to the other following termination of this Engineering Services Agreement.

4.
Compensation.    Harman shall pay ATC ten thousand U.S. dollars ($10,000.00) per month within ten (10) days of receiving the monthly statement referred to in Section 2; provided that no payment shall be due prior to the tenth day of the month following the month that engineering services were rendered. Such compensation shall be full consideration for ATC’s services under this Engineering Services Agreement regardless of any additional time that may be devoted by ATC.

5.
Expense Reimbursement.    ATC shall be entitled to reimbursement by Harman for any ordinary and necessary expenses incurred by ATC in the performance of ATC’s duties upon submission to Harman of an expense report in accordance with Harman policies and procedures, and providing that receipts and records as necessary to substantiate such expenses.

***    Confidential portions of this document have been redacted and separately filed with the Commission.

6.
Place of Performance.    Harman shall make available to ATC access to its facilities as are reasonably required by ATC in the performance of their services under this Engineering Services Agreement. If the Parties agree that ATC should perform their services elsewhere, Harman shall not be responsible for rent or other charges in connection with those facilities.

7.
Warranties.    ATC REPRESENTS AND WARRANTS THAT (A) THEIR REPRESENTATIVES ARE FREE TO RENDER CONSULTING SERVICES TO HARMAN, (B) SUCH SERVICES DO NOT CONFLICT WITH ANY PRIOR OR PRESENT COMMITMENT OR OBLIGATION OF ATC, AND (C) ATC’S REPRESENTATIVES WILL NOT, AT ANY TIME, USE FOR HARMAN’S BENEFIT OR DISCLOSE TO HARMAN ANY INFORMATION THEY HAVE RECEIVED FROM THIRD PARTIES AND THAT THEY ARE STILL LAWFULLY OBLIGATED TO KEEP CONFIDENTIAL.

8.
Confidentiality.    ATC may be given access to certain confidential and proprietary information, including trade secrets, of Harman, including those of subsidiaries and/or affiliates of the Harman. For purposes of this Engineering Services Agreement, the words “Confidential” shall have the definition detailed in Article 11 of the License Agreement.

9.
Independent Contractor.    ATC shall render services under this Engineering Services Agreement as an independent contractor. ATC representatives shall, at all times, act and perform as an independent contractor and not as agents or employees of Harman. Nothing in this Agreement shall be deemed to create an employee-employer or agent-principal relationship between ATC, including representatives of ATC and Harman, nor to authorize ATC or its representatives to act as an agent or legal representative for Harman. ATC acknowledges that its representatives are not authorized to act as Harman legal representative or otherwise. ATC further acknowledges that its representatives will not be entitled to participate as an employee in or under any employee benefit plan of Harman, nor to receive any other employment rights or benefits available to or enjoyed by employees of the Harman.

10.
Assignment.    This Agreement requires the performance of personal services by ATC and its representatives. ATC shall not assign any right, delegate any duty or otherwise transfer any interest hereunder without Harman’s prior written approval, and any attempted such assignment, delegation or transfer without such consent shall be null and void.

11.
Notices.    All notices and other communications required or permitted to be given under this Engineering Services Agreement, if in written form, will be deemed given five business days after deposit by first class U.S. mail, postage prepaid and addressed to the other Party at their respective addresses set forth in the License Agreement.

12.
Entire Agreement.    This Agreement contains the entire agreement between the Parties and all prior and collateral representations or promises are merged into this Engineering Services Agreement. No modification, waiver or termination of any provision, nor any future representation, promise or condition in connection with the subject matter of this Engineering Services Agreement shall be binding upon the Parties unless made in writing, signed by an authorized representative of ATC and an authorized representative of Harman.

13.
Waiver.    No waiver by either Party of any breach of any covenant or provision of this Engineering Services Agreement shall be deemed to be a waiver of any preceding or succeeding breach of the same or any other covenant or provision.

14.	Law. This Agreement shall be construed in accordance with Section 14.3 of the License Agreement.

Harman International Industries, Inc		American Technology Corporation

By:		By:

	It		[***]

	Printed Name		President, Acoustic Technology Division